SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of components of Property, Plant, and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 25, 2021
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Land and improvements	$ 171,729	$ 163,289
Building and improvements	355,228	329,698
Machinery and equipment	708,095	632,864
Furniture and fixtures	23,186	24,063
Construction in progress	121,730	62,199
Total Property, Plant and Equipment, Gross	$ 1,379,968	$ 1,212,113